                                                                      EXHIBIT 10

                          [Susan Hirt Hagen Letterhead]

                                     December 28, 2001

VIA HAND DELIVERY

Jan Van Gorder, Esq., Corporate Secretary
Erie Indemnity Company
100 Erie Insurance Place
Erie, Pennsylvania 16530

Nominating Committee of the Board of Directors
Erie Indemnity Company
100 Erie Insurance Place
Erie, Pennsylvania 16530
Attention:  Jan Van Gorder, Esq., Corporate Secretary

         Re:      Shareholder Proposals With Respect To 2002 Annual Meeting

Dear Mr. Van Gorder:

         I am hereby submitting this notice (the "Notice") to Erie Indemnity Company (the "Company") in accordance with the requirements of Sections 2.07(a) and (b) of the Amendment and Restatement of Bylaws of the Company, dated August 16, 1999 (the "Bylaws"). My business address is 100 State Street, Suite 440, Erie, Pennsylvania 16507-1456.

         I am the owner of 12 shares of Class B Common Stock, no par value per share, of the Company (the "Class B Common Stock"), and the beneficiary of one of two trusts (the "Trusts") under a trust agreement created by my father, Henry Orth Hirt, co-founder of the Company and the Erie Insurance Exchange (the "Exchange"). The Trusts beneficially own 2,340 shares of Class B Common Stock: I am the beneficiary of one of the Trusts which holds 1,170 shares of Class B Common Stock; and my brother, F. William Hirt, is the beneficiary of the other Trust which holds 1,170 shares of Class B Common Stock. In addition, my immediate family is the largest holder of Class A Common Stock. For further information on my ownership of the Company's securities, reference should be made to Annex C attached to this Notice.

         I hereby notify the Company of two shareholder proposals in respect of the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which as been scheduled for April 30, 2002:

         (1) I propose the following persons (the "Hagen Nominees") for consideration by the Nominating Committee of the Company for election to the Board of Directors of the Company (the "Board") at the Annual Meeting:

                    Kenneth B. Frank

                 *  Patricia Garrison-Corbin

                 *  Susan Hirt Hagen

                    Louis V. Imundo, Jr., Ph.D.

                 *  Samuel P. Katz

                 *  Claude C. Lilly, III, Ph.D., CLU, CPCU

                 *  Henry N. Nassau, Esq.

                    Richard J. Pinola, CPA

                    Honorable Denise Illig Robison

                    William H. Starbuck

                    Richard L. Stover

-----------------
*    Current Directors

         I believe the Hagen Nominees are appropriate candidates for election at the Annual Meeting.

(2) If at least seven Hagen Nominees (including me) are not selected by the Nominating Committee when it announces its slate, this Notice also constitutes my proposal to nominate all of the Hagen Nominees for election as directors at the Annual Meeting. In such event, I will appear at the Annual Meeting to nominate the Hagen Nominees for election to the Board. In the event that the size of the Board is increased beyond 12, I will nominate all the Hagen Nominees for election as directors at the Annual Meeting. In addition, I reserve the right to nominate additional candidates at the Annual Meeting if the size of the Board is increased above 16, the current maximum number permitted by the Company's Bylaws.

                                      * * *

         I hereby advise you that certain information relating to each of the Hagen Nominees as required by the Bylaws is set forth herein and in Annexes A through K of this Notice.

         Except as set forth herein or in any of such Annexes, to the best of my knowledge (i) no Hagen Nominee, other than myself, current director Henry N. Nassau (who purchased 100 shares of Class A stock on the open market on June 9, 2000), current director Claude C. Lilly, III (who purchased 200 shares of Class A stock on the open market on May 26, 2000 and 500 shares of Class A stock on the open market on November 20, 2000), and current director Samuel P. Katz (who purchased 100 Class A stock on the open market on September 17, 2001 and 400 Class A stock on the open market on October 4, 2001), owns any securities of the Company or any parent or subsidiary of the Company, directly or indirectly, beneficially or of record, or, other than William H. Starbuck (who purchased 100 shares of Class A stock on the open market on December 27, 1999 and sold those same shares on the open market on May 17, 2001) has purchased or sold any securities of the Company within the past two years, and none of their associates beneficially owns, directly or indirectly, any securities of the Company, (ii) no Hagen

Nominee, his or her associates or any member of his or her immediate family, has any arrangement or understanding with any person (a) with respect to any future employment by the Company or its affiliates or (b) with respect to future transactions to which the Company or any of its affiliates will or may be a party, nor any material interest, direct or indirect, in any transaction, or series of similar transactions, that has occurred since January 1, 2000 or any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is a party and in which the amount involved exceeds $60,000, (iii) no Hagen Nominee is, or was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies, (iv) no Hagen Nominee or any of his or her associates has any arrangement or understanding with any person pursuant to which he or she was or is to be selected as a director, nominee or officer of the Company, and (v) there is no other information with respect to any Hagen Nominee that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission (the "SEC") promulgated under the Securities Exchange Act of 1934, as amended. Although not specifically required to be disclosed by the proxy solicitation rules promulgated by the SEC, in the interest of full disclosure, I do want to point out that two of the Hagen Nominees, current director Henry N. Nassau and nominee Richard L. Stover, along with my husband, serve as directors of Bliley Technologies, Inc., a private company owned by Roger W. Richards, Esq., who serves as legal counsel for my family. Matters disclosed in any part of this Notice, including the Annexes, should be deemed disclosed for all purposes of this Notice. The written consent of each Hagen Nominee to be nominated and to serve as a director of the Company is attached to each such Hagen Nominee's Annex to this Notice, although Henry
N. Nassau has indicated to me that he has notified the Company and Bankers Trust, the corporate trustee of the H.O. Hirt Trusts, that if both the Nominating Committee and the corporate trustee do not support his nomination as a director, then he intends to resign as a director and not stand for re-election as a Hagen Nominee.

         There are no arrangements or understandings between myself and any Hagen Nominee and any other person with respect to the proposals contained in this Notice, the election of each Hagen Nominee as a director, or any actions to be proposed or taken by any Hagen Nominee if elected as a director, except that I have agreed to indemnify each Hagen Nominee who is not currently serving as a director of the Company from and against any losses incurred by such Hagen Nominee resulting from, relating to or arising out of the nomination by me of such Hagen Nominee for election as a director of the Company at the Annual Meeting.

         The reason for, and the general effect of, the proposals relating to the nomination of candidates for director included in this Notice is to cause the election of a Board a majority of whose members are independent from management's influence and committed to promoting the core principles practiced by my father, H.O. Hirt, the co-founder of the Company and the Exchange, and to focusing on the long-term health and well-being of the companies comprising the Erie Group (including the Exchange) and the Company's shareholders and other constituencies.

         Each of the proposals included in this Notice is a proper matter for shareholder action. This Notice sets forth information which is equivalent to the information that would be required under the proxy solicitation rules of the SEC if proxies were solicited for shareholder consideration of the proposals included in this Notice at a meeting of shareholders, including information required if proxies were solicited for the election of the Hagen Nominees as directors of the Company. I do not currently intend to solicit proxies for the Annual Meeting, but will bear all costs if proxies are solicited.

                                                     Sincerely,

                                                     /s/ Susan Hirt Hagen
                                                     ---------------------------
                                                     Susan Hirt Hagen

Enclosures:  Annexes A-K

cc:  John M. Petersen
     Chairperson, Nominating Committee

                                                                         ANNEX A

         Name:                              KENNETH B. FRANK (the "Nominee")

         Age:                               57

         Business address:                  iInfoTech, L.L.C.
                                            P.O. Box 65530
                                            Baltimore, MD 21209

         Residence address:                 1808 Dixon Road
                                            Baltimore, MD 21209

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         2001-Present:                      Founder, President and CEO
                                            iInfoTech, L.L.C.
                                            Baltimore, MD
                                            (Software development and
                                             consulting company)

         1989-2001:                         Founder, President and CEO
                                            The Technology Group, Inc.
                                            Baltimore, MD
                                            (Software development company)




         The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         None

         Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         The Nominee and Mrs. Hagen have entered into an Indemnification Agreement, a copy of which is provided herewith. Also attached hereto is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen contained within the Indemnification Agreement with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 27, 2001

                                            /s/ Kenneth B. Frank
                                            -----------------------------------
                                            Kenneth B. Frank

                                                                         ANNEX B

         Name:                              PATRICIA GARRISON-CORBIN (the "Nominee"), a current Director

         Age:                               54

         Business address:                  P.G. Corbin & Company, Inc.
                                            Two Commerce Square, Suite 3420
                                            2001 Market Street
                                            Philadelphia, PA 19103

         Residence address:                 1828 Delancey Street
                                            Philadelphia, PA 19103

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1986-Present:                      Founder, President and CEO
                                            P.G. Corbin & Company, Inc.
                                            Philadelphia, PA
                                            (Financial advisory and investment
                                            management services for municipalities)

         The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Sole stockholder/director of P.G. Corbin Asset Management, Inc.
         Sole stockholder of company which is managing partner of The Delancey
           Capital Group
         Erie Indemnity Company
         Erie Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         Attached is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 17, 2001


                                                   /s/ Patricia Garrison-Corbin
                                                   ----------------------------
                                                   Patricia Garrison-Corbin

                                                                         ANNEX C

         Name:                              SUSAN HIRT HAGEN (the "Nominee"), a current Director

         Age:                               66

         Business address:                  100 State Street, Suite 440
                                            Erie, PA 16507-1456

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1967-Present:                      Co-Trustee, H.O. Hirt Trusts
         1990-1999:                         Managing Partner, Hagen Herr & Peppin

         None of the entities listed above is a parent, subsidiary or other affiliate of the Erie Indemnity Company (the "Company"), except for the H.O. Hirt Trusts which hold 76.22% of the controlling Class B stock of the Company. The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Eric Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock:

         12 shares Class B stock, 1990
         1,170 shares Class B stock held by H.O. Hirt Trusts, 1967 6,658,800 shares Class A stock, 1954
         10,092,900 shares Class A stock held by Hagen Family Limited
           Partnership of which Nominee is a limited partner, 1989.

         Mrs. Hagen has entered into an Indemnification Agreement with each Hagen Nominee who is not currently serving as a director of the Company. Mrs. Hagen also has obtained the written consent of each Hagen Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between Mrs. Hagen and each Hagen Nominee with respect to the proposals contained in the Notice, the election of the Hagen Nominee as a director, and actions to be proposed or taken by the Hagen Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 21, 2001

                                                            /s/ Susan Hirt Hagen
                                                            --------------------
                                                            Susan Hirt Hagen

                                                                         ANNEX D

         Name:                      LOUIS V. IMUNDO, JR., Ph.D. (the "Nominee")

         Age:                       59

         Business address:          6116 Old Spanish Trail
                                    Dayton, OH  45459

         Residence address:         6116 Old Spanish Trail
                                    Dayton, OH  45459

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1990-Present:              President
                                    Louis V. Imundo, Inc.
                                    Dayton, OH
                                    (Arbitration and mediation services)

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         None

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         The Nominee and Mrs. Hagen have entered into an Indemnification Agreement, a copy of which is provided herewith. Also attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen contained within the Indemnification Agreement with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 15, 2001

                                               /s/   Louis V. Imundo, Jr.
                                               ------------------------------
                                               Louis V. Imundo, Jr.

                                                                         ANNEX E

         Name:                      SAMUEL P. KATZ (the "Nominee"), a current Director

         Age:                       52

         Business address:          Greater Philadelphia First
                                    Suite 3510, 1818 Market Street
                                    Philadelphia, PA 19119

         Residence address:         325 West Allens Lane
                                    Philadelphia, PA 19119

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         2000-Present:              CEO, Greater Philadelphia First
                                    Philadelphia, PA
                                    (Business civic and leadership organization)

         1997-2000:                 Founder, President and CEO
                                    Enter Sport Capital Advisors, Inc.
                                    Bala Cynwyd, PA
                                    (Private investment development and
                                    consulting firm)

         1994-1997:                 Partner, Stafford Capital Partners, L.P.
                                    Philadelphia, PA
                                    (Investment company and developer)

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Erie Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         500 shares Class A stock, September 17, 2001

         Attached is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 24, 2001


                                               /s/ Samuel P. Katz
                                               ----------------------------
                                               Samuel P. Katz

                                                                         ANNEX F

         Name:                      CLAUDE C. LILLY, III, Ph.D., CLU, CPCU
                                    (the "Nominee"), a current Director

         Age:                       55

         Business address:          Belk College of Business Administration
                                    University of North Carolina Charlotte
                                    9201 University City Boulevard
                                    Charlotte, NC 28223

         Residence address:         10700 Tavernay Parkway
                                    Charlotte, NC 28262

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         May 2000 - Present:        Dean
                                    Belk College of Business
                                    Administration, University of
                                    North Carolina Charlotte

         July 1998-April 2000:      Interim Dean
                                    Belk College of Business
                                    Administration, University of
                                    North Carolina Charlotte

         August 1997-Present:       James H. Harris Chair of Risk
                                    Management and Insurance
                                    Belk College of Business
                                    Administration, University of
                                    North Carolina Charlotte

         August 1995-January 1996:  CEO
                                    Quinstone, Inc.
                                    Quincy, FL
                                    (Manufacturing - on leave from
                                    Florida State University)

         August 1981-August 1997:   Professor of Risk Management
                                    and Insurance, Florida State
                                    University, Tallahassee, FL

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Erie Family Life Insurance Company

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         700 shares of Class A stock, May 26, 2000

         Attached is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 18, 2001

                                               /s/ Claude C. Lilly, III
                                               -------------------------------
                                               Claude C. Lilly, III

                                                                         ANNEX G

         Name: HENRY N. NASSAU, ESQ. (the "Nominee"), a current Director

         Age:                       47

         Business address:          Internet Capital Group, Inc.
                                    435 Devon Park Drive, Suite 600
                                    Wayne, PA 19087

         Residence address:         Wilson Farm
                                    1695 Swedesford Road
                                    Malvern, PA 19355

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         May 1999-Present:          Managing Director, General Counsel & Secretary
                                    Internet Capital Group, Inc. (NASDAQ:  ICGE)
                                    Wayne, PA
                                    (Internet holding company)

         1999-Present:              Director, CourtLink, Inc. and various other
                                    ICGE affiliated companies, including Breakaway
                                    Solutions Inc. (NASDAQ:  BWAY) and Paperexchange
                                    Com Inc.
                                    (ICGE-backed internet companies)

         1999-Present:              Director, Bliley Technologies, Inc.
                                    (Electronics component manufacturer)

         September 1987-May 1999:   Partner and Chairman of the Business
                                    Department (5/97-1/98)
                                    Dechert Price & Rhoades
                                    Philadelphia, PA (Law firm)

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company, except that of director of the Company and certain affiliates and subsidiaries.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Erie Indemnity Company
         Erie Family Life Insurance Company
         Breakaway Solutions Inc.

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         100 shares of Class A stock, June 9, 2000

         Attached is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 21, 2001

                                               /s/ Henry N. Nassau
                                               ------------------------------
                                               Henry N. Nassau

                                                                         ANNEX H


         Name:                      RICHARD J. PINOLA, CPA, (the "Nominee")

         Age:                       55

         Business address:          1818 Market Street
                                    Thirty-Third Floor
                                    Philadelphia, PA  19103-3614

         Residence address:         1322 N. Tulip Drive
                                    West Chester, PA  19380

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1994-Present:              Director
                                    K-Tron International, Inc. (NASDAQ: KTII)
                                    Pitman, NJ
                                    (Producer of process control and material
                                    handling equipment

         1992-Present:              Chairman and CEO
                                    Right Management Consultants, Inc. (NASDAQ: RMCI)
                                    Philadelphia, PA
                                    (Career management and human resource consulting)

         1968- 1991                 President and Chief Operating Officer
                                    Penn Mutual Life Insurance Company
                                    Philadelphia, PA
                                    (Diversified financial services)

         None of the entities listed above is a parent, subsidiary or other affiliate of Erie Indemnity Company (the "Company"). The Nominee does not hold any positions or offices with the Company.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         Right Management Consultants, Inc.

         K-Tron International (NASDAQ: KTII) (producer of process control and material handling equipment)

         Set forth below are the number of shares of capital stock of the Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         The Nominee and Mrs. Hagen have entered into an Indemnification Agreement, a copy of which is provided herewith. Also attached is the written consent of the Nominee to be named as a nominee for election as a director of the Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen contained within the Indemnification Agreement with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                             CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 21, 2001


                                               /s/ Richard J. Pinola
                                               ---------------------------------
                                               Richard J. Pinola

                                                                         ANNEX I

         Name:                      HONORABLE DENISE ILLIG ROBISON (the "Nominee")

         Age:                       62

         Business address:          N/A

         Residence address:         Nine Niagara Pier
                                    Erie, PA 16507

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1995 - 2001:               Deputy Secretary of Aging
                                    Pennsylvania Department of Aging
                                    Harrisburg, PA

         The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         None

         Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         The Nominee and Mrs. Hagen have entered into an Indemnification Agreement, a copy of which is provided herewith. Also attached hereto is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen contained within the Indemnification Agreement with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE


                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 17, 2001

                                               /s/ Denise Illig Robison
                                               --------------------------------
                                               Denise Illig Robison

                                                                         ANNEX J

         Name:                      WILLIAM H. STARBUCK, PH.D. (the "Nominee")

         Age:                       67

         Business address:          New York University
                                    Stern School of Business
                                    40 West Fourth St. Suite 722
                                    New York, NY 10012-1118

         Residence address:         Penthouse G
                                    2 Washington Square Village
                                    New York, NY 10012-1117

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         1985  - Present:           ITT Professor of Creative Management
                                    New York University, Stern School of Business
                                    New York, NY

         The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         None

         Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         The Nominee and Mrs. Hagen have entered into an Indemnification Agreement, a copy of which is provided herewith. Also attached hereto is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen contained within the Indemnification Agreement with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                             CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 15, 2001

                                               /s/ William H. Starbuck
                                               -------------------------------
                                               William H. Starbuck

                                                                         ANNEX K

         Name:                      RICHARD L. STOVER (the "Nominee")

         Age:                       59

         Business address:          Birchmere Capital L.L.C.
                                    5000 Stonewood Drive, Suite 220
                                    Wexford, PA 15090

         Residence address:         411 Fern Hollow Lane
                                    Wexford, PA 15090

         Set forth below is a brief description of the Nominee's business experience during the past five years, including the Nominee's principal occupations and employment during the past five years; the name and principal business of any corporation or other organization in which such occupations and employment were carried on and the Nominee's current principal occupation or employment.

         October 2000 - Present:    Managing Principal
                                    Birchmere Capital L.L.C.
                                    Wexford, PA
                                    (Private equity fund)

         August 1999-October 2000:  Principal
                                    Stover & Associates
                                    Wexford, PA
                                    (Financial consulting)

         November 1996-
         September 1999:            President and COO
                                    First Western Bancorp, Inc.
                                    New Castle, PA
                                    (Financial Services)

         The corporation listed above is not a parent, subsidiary or other affiliate of Erie Indemnity Company. The Nominee does not hold any positions or offices with Erie Indemnity Company.

         The Nominee currently is a director of the following companies that have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or that are subject to the requirements of Section 15(d) of such Act or that are registered as an investment company under the Investment Company Act of 1940:

         None

         Set forth below are the number of shares of capital stock of Erie Indemnity Company beneficially owned by the Nominee within the meaning of SEC Rule 13d-1 and earliest date of acquisition of such capital stock.

         None

         The Nominee and Mrs. Hagen have entered into an Indemnification Agreement, a copy of which is provided herewith. Also attached hereto is the written consent of the Nominee to be named as a nominee for election as a director of Erie Indemnity Company and to serve if nominated and elected as a director. For a description of the arrangements and understanding between the Nominee and Mrs. Hagen contained within the Indemnification Agreement with respect to the proposals contained in the Notice, the election of the Nominee as a director, and actions to be proposed or taken by the Nominee if elected as director, see the Notice to which this Annex is attached.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of the Company at the 2002 Annual Meeting (or any special meeting of the stockholders of Erie Indemnity Company (the "Company") called for that purpose) in any materials submitted by on or behalf of myself to the Company or filed by on or behalf of myself or the Company with the Securities and Exchange Commission, and further consents to serve as a director of the Company if elected at the 2002 Annual Meeting (or at any special meeting of stockholders of the Company called for that purpose.)

Dated:  December 18, 2001

                                               /s/ Richard L. Stover
                                               --------------------------------
                                               Richard L. Stover